Semiannual Report

                  PERSONAL
                  STRATEGY
                  FUNDS

                  NOVEMBER 30, 2001


(picture of ram)
T. ROWE PRICE

Report Highlights
-----------------

Personal Strategy Funds

o Bonds rallied as interest rates declined, but stocks fell as the economy slid into recession.

o Returns for the Personal Strategy Funds were weak for the six and 12 months ended November 30, but the funds outperformed their combined index benchmarks for both periods.

o Strong returns from our bond holdings helped moderate losses in each fund's stock portfolio.

o Lower tax rates, aggressive interest rate cuts, and an economic stimulus package should set the stage for improved economic and stock market performance next year.

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

FELLOW SHAREHOLDERS

The U.S. economy continued to weaken over the six months ended November 30, despite the Federal Reserve's aggressive short-term interest rate cuts. Stocks declined through most of the period, falling sharply following the September 11 terrorist attacks in New York and Washington, D.C., before rebounding to pre-attack levels by the end of the period. Most bonds posted strong returns as interest rates declined and investors sought the relative safety of fixed-income securities. Your funds registered weak returns but were spared the full impact of the falling stock market due to the excellent performance of our bonds and the relative strength of our value stocks.

      MARKET ENVIRONMENT

               The horrifying destruction of the World Trade Center and related terrorist events of September may have been a watershed for the nation's economy. Prior to September 11, the Fed's persistent efforts to spur growth through interest rate cuts raised hopes that the slowing economy could be reinvigorated. In the wake of the attacks, economists generally conceded that the U.S. had slipped into recession. Stocks, already suffering from poor corporate earnings, fell sharply following the attacks but rebounded late in the period as investors began to hope for a turnaround in 2002.

               The Fed's determination to combat the slowdown dominated the economic picture from the beginning of the year. The central bank reduced short-term interest rates 10 times by a total of 450 basis points (100 basis points equal one percentage point), bringing

[Plot Points for Interest Rate Levels Line Graph]

           10-Year Treasury Note   5-Year Treasury Note    90-Day Treasury Bill
11/30/00           5.56                    5.52                    6.26
                   5.1                     4.98                    5.84
                   5.11                    4.77                    4.99
2/01               4.89                    4.65                    4.85
                   4.92                    4.56                    4.28
                   5.34                    4.88                    3.88
5/01               5.38                    4.91                    3.61
                   5.41                    4.95                    3.65
                   5.05                    4.53                    3.52
8/01               4.83                    4.38                    3.36
                   4.59                    3.8                     2.37
                   4.23                    3.47                    2.01
11/30/01           4.75                    4.06                    1.72

               the fed funds target rate to 2.0%--its lowest level in 40 years. (The Fed reduced its target rate a further 25 basis points on December 11, after our reporting period.) Rates fell across all maturities; as a result, bond prices, which move in the opposite direction of interest rates, offered investors strong total returns. Bonds also benefited from increased demand as investors looked for greater safety in the fixed-income market. Rates fell furthest for shorter-term securities, slicing money market yields as money funds reinvested at increasingly lower rates. Overall, the Lehman Brothers U.S. Aggregate Index, an unmanaged measure of the broad domestic bond market, gained 5.73% for the six months and 11.16% for the year.

               For the six months, the S&P 500 Index of large-cap stocks fell 8.66%, while small- and mid-cap stocks, represented in our table by the Wilshire 4500 Index, lost 9.62%. For the year, however, small- and mid-caps outperformed large-caps, but the index returns mask a divergence between growth and value stocks. Until the late-period rally in large-cap growth stocks, value greatly outperformed growth throughout the market. Small-cap value stocks were clear winners.

STOCK MARKET RETURNS

Periods Ended 11/30/01         6 Months   12 Months
---------------------------------------------------
S&P 500 Stock Index            -8.66%    -12.22%
 ...................................................
Wilshire 4500 Index            -9.62      -8.49
 ...................................................
MSCI EAFE Index               -12.20     -18.87
 ...................................................

PERFORMANCE AND STRATEGY REVIEW

               The funds' investment committee meets once a month to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. At the beginning of 2001, we returned to a neutral weight between stocks and bonds, after bonds outperformed stocks strongly in 2000.

               Over the last 12 months, bonds continued to outperform equities, and the solid performance of our fixed-income holdings helped moderate negative returns in the equity markets. Strong returns at the end of 2000 and early 2001 helped the funds' high-yield holdings outperform our investment-grade bonds. However, over the last six months, our investment-grade securities were the best performers, fueled by the Fed's continued easing. High-yield bonds, which typically trade more in line with equities than with the fixed-income market, trailed slightly, but showed strength as stocks rebounded from their September lows. Our high-yield holdings are typically in the top-quality tiers of the market, and consequently did not decline as dramatically as the overall high-yield market. Yield spreads within the sector are at historically wide levels, and we are looking for opportunities to rebuild our exposure through selected issues that are attractively valued and appear positioned to weather any further market weakness.

               Value Stocks Aided Returns

               On the equity side, the funds' overweighting in value versus growth was a major factor in outperformance relative to their blended benchmarks. We maintained a modest tilt toward large-cap value, which we believed to be more reasonably priced than large-cap growth based on price/earnings and other valuation measures. However, the valuation differential between large-cap growth and large-cap value has narrowed, and we slightly increased our allocation to growth by taking some profits out of value. This was a gradual process: we made minor changes to the allocations in June and again in September. The market sell-off following the September attacks created opportunities to purchase solid large-cap growth and value companies at attractive prices.

               Overall, small-cap stocks were the funds' strongest equity performers, and they remain attractive relative to large-cap stocks. Small-caps typically rebound more quickly from an economic downturn, and we believe that when the markets begin to emerge from their current weakness, small-cap stocks, particularly growth, should be one of the first sectors to recover.

               The portfolios' overweighting in international stocks was a drag on performance. However, we maintained our international commitment because we believe the long-term prospects are solid. Foreign equity markets have now underperformed domestic equities for some time, but in a slower-growth environment, many European companies should be able to increase profits through restructuring and greater productivity, similar to the U.S. in the 1990s. The strong dollar has also deepened losses, but we believe the dollar may weaken as European economies recover.

               Among our larger equity holdings, consumer products companies fared well. Philip Morris was a major positive contributor for the year. Pharmaceutical firm Pfizer was another winner as investors moved into more defensive market sectors over the last six months. Financial firms benefited from lower yields and the steepening yield curve, and

               Bank of America was a solid contributor over both the 6- and 12-month periods. Waste Management also performed well over both periods. Integrated oil giant Exxon Mobil was one of our major negative contributors, as valuations within the energy sector retreated in line with falling energy prices.

               New Benchmarks

               With this report, we are introducing more broadly based blended benchmarks, which we believe reflect more accurately the full scope of asset classes in the funds' portfolios. The new benchmarks, called Combined Index Portfolio 1 in each of the Performance Comparison charts below, use the Wilshire 5000 Index to represent domestic stocks and add an international component, represented by the MSCI EAFE Index. For comparison purposes, we are also providing returns for the previous benchmark (Combined Index Portfolio 2 in the tables), which used the S&P 500 to represent domestic equities and had no international component. The Wilshire 5000 tracks the performance of the most active stocks in the broad U.S. market and is more representative of the full universe of domestic equities that the funds invest in, including mid- and small-cap stocks. The MSCI EAFE Index represents larger companies in developed markets outside the U.S. and reflects our commitment to investing internationally.

PERSONAL STRATEGY INCOME FUND

               This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

               The Personal Strategy Income Fund posted a slight loss for the six months ended November 30, 2001, and a modest gain for the 12 months, outperforming its blended benchmark over both periods. Strong returns from the fund's fixed-income holdings, combined with solid performance by our value and small-cap stocks, helped performance relative to the benchmark. The fund's stock exposure hindered performance versus the Lehman Brothers U.S. Aggregate Index, which contains no stocks.

               The fund's asset allocation remained roughly the same over the past six months. Stocks ended at a nearly neutral weighting of 39.8%. Bonds stood at 48.2%, while money market securities ended at 12%. The greater commitment to bonds rather than money markets reflected our desire to be in somewhat longer maturities with better income potential in a declining rate environment.

PERFORMANCE COMPARISON

Periods Ended 11/30/01         6 Months    12 Months
----------------------------------------------------
Personal Strategy
Income Fund                     -0.25%       3.73%
 ....................................................
Combined Index Portfolio 1*     -1.02        0.47
 ....................................................
Combined Index Portfolio 2*     -0.78        0.43
 ....................................................
Lehman Brothers
U.S. Aggregate Index             5.73       11.16
 ....................................................

  * Combined Index Portfolio 1 is an unmanaged portfolio composed of 40% stocks (34% Wilshire 5000, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index). Combined Index Portfolio 2 is an unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).

PERSONAL STRATEGY BALANCED FUND

               The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% money market securities--with 10-percentage-point variations above and below these levels permitted for each asset class. This asset allocation offers higher risk but also a higher potential return over the long term than the Income Fund.

               The Personal Strategy Balanced Fund lost 2.94% for the six months but gained 0.36% for the year, exceeding its blended benchmark and the Merrill Lynch-Wilshire Capital Market Index over both periods. Strong returns from the fund's bond holdings and solid performance by our value and small-cap stocks aided relative performance. The fund's allocations to stocks, bonds, and money market securities were

PERFORMANCE COMPARISON

Periods Ended 11/30/01        6 Months    12 Months
---------------------------------------------------
Personal Strategy
Balanced Fund                  -2.94%      0.36%
 ...................................................
Combined Index Portfolio 1*    -3.62      -3.55
 ...................................................
Combined Index Portfolio 2*    -3.26      -3.60
 ...................................................
Merrill Lynch-Wilshire
Capital Market Index           -4.21      -4.38
 ...................................................

  * Combined Index Portfolio 1 is an unmanaged portfolio composed of 60% stocks (51% Wilshire 5000, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index). Combined Index Portfolio 2 is an unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).

               nearly the same as six months ago. Our bond commitment of 36.4% remained higher than our neutral weighting of 30% and reflected our preference for intermediate- and longer-term bonds rather than money market securities during a period of declining interest rates.

PERSONAL STRATEGY GROWTH FUND

               Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point allocation variations from these levels permitted.

               The Personal Strategy Growth Fund posted negative returns for the six and 12 months, but outperformed its blended benchmark over both periods. The declines reflect the fund's greater emphasis on stocks than the other Personal Strategy Funds. Strong returns from the fund's fixed-income holdings helped moderate losses in the equity allocation, as did the solid performance by our value and small-cap stock holdings. Allocations to stocks, bonds, and money markets ended the period little changed from six months ago.

PERFORMANCE COMPARISON

Periods Ended 11/30/01        6 Months    12 Months
---------------------------------------------------
Personal Strategy
Growth Fund                    -5.74%      -3.03%
 ...................................................
Combined Index Portfolio 1*    -6.23       -7.57
 ...................................................
Combined Index Portfolio 2*    -5.76       -7.63
 ...................................................
Merrill Lynch-Wilshire Capital
Market Index                   -4.21       -4.38
 ...................................................

  * Combined Index Portfolio 1 is an unmanaged portfolio composed of 80% stocks (68% Wilshire 5000, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index). Combined Index Portfolio 2 is an unmanaged portfolio composed of 80% stocks (S&P 500) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

OUTLOOK

               Although September's terrorist attacks helped push the economy further into recession, the Fed's aggressive interest rate cuts, combined with a recent tax cut and a potentially significant economic stimulus package, should set the stage for improved economic and stock market performance next year. Stock market sentiment has improved, but the market's prospects and the outlook for corporate profits remain uncertain, so we are cautious in the near term. While investment-grade bonds have benefited from dramatically declining interest rates over most of 2001, fixed-income sectors such as high-yield bonds, which are more sensitive to the economy than to interest rate moves, should fare better as the economy shows signs of recovery. Foreign market performance could be bolstered by a weaker dollar in 2002.

               Respectfully submitted,

               /s/ Edmund Notzon

               Edmund M. Notzon III
               Chairman of the funds' Investment Advisory Committee

               December 20, 2001


               The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment programs.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW

                           Percent of                                 Percent of
                           Net Assets                                 Net Assets
                             11/30/01                                   11/30/01

Personal Strategy Income Fund
--------------------------------------------------------------------------------
Money Market Securities         12.0%      Stocks                          39.8%
 .....................................      .....................................
                                                Five Largest Holdings:
Bonds                           48.2%           American Home Products      0.7
 .....................................      .....................................
     Treasuries/Agencies        14.5            ExxonMobil                  0.6
 .....................................      .....................................
     Mortgage-backed            11.1            Pfizer                      0.5
 .....................................      .....................................
     Corporate                  20.3            BP                          0.5
 .....................................      .....................................
     Foreign                     2.3            Philip Morris               0.5
 .....................................      .....................................
                                                                            2.8%

Personal Strategy Balanced Fund
--------------------------------------------------------------------------------
Money Market Securities          3.9%      Stocks                          59.7%
 .....................................      .....................................
                                                Five Largest Holdings:
Bonds                           36.4%           American Home Products      1.0
 .....................................      .....................................
     Treasuries/Agencies        10.2            ExxonMobil                  0.8
 .....................................      .....................................
     Mortgage-backed             9.2            Pfizer                      0.8
 .....................................      .....................................
     Corporate                  16.0            BP                          0.8
 .....................................      .....................................
     Foreign                     1.0            Citigroup                   0.8
 .....................................      .....................................
                                                                            4.2%

Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Money Market Securities          1.7%      Stocks                          79.2%
 .....................................      .....................................
                                                Five Largest Holdings:
Bonds                           19.1%           American Home Products      1.3
 .....................................      .....................................
     Treasuries/Agencies         5.2            ExxonMobil                  1.1
 .....................................      .....................................
     Mortgage-backed             4.8            BP                          1.0
 .....................................      .....................................
     Corporate                   8.5            Pfizer                      1.0
 .....................................      .....................................
     Foreign                     0.6            Citigroup                   1.0
 .....................................      .....................................
                                                                            5.4%

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

               These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

               PERSONAL STRATEGY INCOME FUND
               -----------------------------------------------------------------

[PLOT POINTS FOR LINE CHART]

As of 11/30/01

                      Combined Index       Lehman Brothers          Personal Strategy
                      Portfolio 1          U.S. Aggergate Index     Income Fund
07/29/1994               10000                  10000                    10000
11/30/1994                9964                   9834                     9939
11/30/1995               12008                  11569                    12338
11/30/1996               13498                  12272                    14125
11/30/1997               15286                  13198                    15883
11/30/1998               17209                  14446                    17631
11/30/1999               18847                  14440                    18519
11/30/2000               19307                  15749                    19567
11/30/2001               19398                  17507                    20297

               PERSONAL STRATEGY BALANCED FUND
               -----------------------------------------------------------------

[PLOT POINTS FOR LINE CHART]

As of 11/30/01

                      Combined Index      Merril Lynch-Wilshire      Personal Strategy
                      Portfolio 1         Capital Market Index       Balanced Fund
07/29/94                 10000                  10000                    10000
11/94                     9962                   9943                     9969
11/95                    12407                  12681                    12710
11/96                    14369                  14800                    14904
11/97                    16750                  17744                    17124
11/98                    19225                  20439                    19254
11/99                    21814                  23504                    20839
11/00                    21742                  23036                    21825
11/01                    20971                  22027                    21905

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

               PERSONAL STRATEGY GROWTH FUND
               -----------------------------------------------------------------

[PLOT POINTS FOR LINE CHART]

As of 11/30/01

                      Combined Index      Merrill Lynch-Wilshire     Personal Strategy
                      Portfolio 1         Capital Market Index       Growth Fund

07/29/1994                10000                 10000                    10000
11/30/1994                 9958                  9943                    10010
11/30/1995                12815                 12681                    13111
11/30/1996                15284                 14800                    15844
11/30/1997                18328                 17744                    18598
11/30/1998                21402                 20439                    21161
11/30/1999                25145                 23504                    23497
11/30/2000                24352                 23036                    24473
11/30/2001                22508                 22027                    23731

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

               This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                                       Since   Inception
               Periods Ended 11/30/01              1 Year    3 Years    5 Years    Inception        Date
               -----------------------------------------------------------------------------------------
               Personal Strategy Income Fund        3.73%      4.81%       7.52%      10.13%     7/29/94
               -----------------------------------------------------------------------------------------
               Personal Strategy Balanced Fund      0.36       4.39        8.01       11.28      7/29/94
               -----------------------------------------------------------------------------------------
               Personal Strategy Growth Fund       -3.03       3.90        8.42       12.50      7/29/94
               -----------------------------------------------------------------------------------------

               Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Personal Strategy Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds.

The results of voting were as follows (by number of shares):

M. David Testa                         F. Pierce Linaweaver
Affirmative:  47,590,217.526           Affirmative:  47,591,196.493
Withhold:        165,775.904           Withhold:        164,796.937

Total:        47,755,993.430           Total:        47,755,993.430

James A.C. Kennedy                     Hanne M. Merriman
Affirmative:  47,593,564.561           Affirmative:  47,583,824.606
Withhold:        162,428.869           Withhold:        172,168.824

Total:        47,755,993.430           Total:        47,755,993.430

Calvin W. Burnett                      John G. Schreiber
Affirmative:  47,581,762.027           Affirmative:  47,591,104.978
Withhold:        174,231.403           Withhold:        164,888.452

Total:        47,755,993.430           Total:        47,755,993.430

Anthony W. Deering                     Hubert D. Vos
Affirmative:  47,591,055.593           Affirmative:  47,586,780.607
Withhold:        164,937.837           Withhold:        169,212.823

Total:        47,755,993.430           Total:        47,755,993.430

Donald W. Dick, Jr.                    Paul M. Wythes
Affirmative:  47,590,336.598           Affirmative:  47,588,173.702
Withhold:        165,656.832           Withhold:        167,819.728

Total:        47,755,993.430           Total:        47,755,993.430

David K. Fagin                         James S. Riepe
Affirmative:  47,589,104.743           Affirmative:  47,591,880.252
Withhold:        166,888.687           Withhold:        164,113.178

Total:        47,755,993.430           Total:        47,755,993.430

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               12

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               -----------------------------------------------------------------

               Individual Retirement Accounts (IRAs)
               No-Load Variable Annuities
               Small Business Retirement Plans

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                        BOND FUNDS                               MONEY MARKET FUNDS+
-------------------------------    -------------------------------          -------------------------------
Domestic                           Domestic Taxable                         Taxable
Blue Chip Growth*                  Corporate Income                         Prime Reserve
Capital Appreciation               GNMA                                     Summit Cash Reserves
Capital Opportunity                High Yield*                              U.S. Treasury Money
Developing Technologies            New Income
Diversified Small-Cap Growth       Short-Term Bond                          Tax-Free
Dividend Growth                    Spectrum Income                          California Tax-Free Money
Equity Income*                     Summit GNMA                              Maryland Tax-Free Money
Equity Index 500                   U.S. Bond Index                          New York Tax-Free Money
Extended Equity Market Index       U.S. Treasury Intermediate               Summit Municipal Money Market
Financial Services                 U.S. Treasury Long-Term                  Tax-Exempt Money
Growth & Income
Growth Stock*                      Domestic Tax-Free                        INTERNATIONAL/GLOBAL FUNDS
Health Sciences                    California Tax-Free Bond                 -------------------------------
Media & Telecommunications         Florida Intermediate Tax-Free            Stock
Mid-Cap Growth*                    Georgia Tax-Free Bond                    Emerging Europe & Mediterranean
Mid-Cap Value                      Maryland Short-Term                      Emerging Markets Stock
New America Growth                   Tax-Free Bond                          European Stock
New Era                            Maryland Tax-Free Bond                   Global Stock
New Horizons**                     New Jersey Tax-Free Bond                 Global Technology
Real Estate                        New York Tax-Free Bond                   International Discovery**
Science & Technology*              Summit Municipal Income                  International Equity Index
Small-Cap Stock*                   Summit Municipal Intermediate            International Growth & Income
Small-Cap Value*                   Tax-Free High Yield                      International Stock*
Spectrum Growth                    Tax-Free Income                          Japan
Tax-Efficient Growth               Tax-Free Intermediate Bond               Latin America
Tax-Efficient Multi-Cap Growth     Tax-Free Short-Intermediate              New Asia
Total Equity Market Index          Virginia Tax-Free Bond                   Spectrum International
Value*
                                                                            Bond
BLENDED ASSET FUNDS                                                         Emerging Markets Bond
-------------------------------                                             International Bond*
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

** Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

   Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


Invest With Confidence                T. Rowe Price Investment Services, Inc.
T. Rowe Price [LOGO]                  100 East Pratt Street
                                      Baltimore, MD 21202

                                                             C11-051  11/30/01 R